Earnings Conference Call November 3, 2022 Third Quarter 2022 Exhibit 99.1

Today’s Presenters Jeff Householder President, Chief Executive Officer Alex Whitelam Head of Investor Relations Beth Cooper Executive Vice President, Chief Financial Officer, Treasurer and Assistant Corporate Secretary Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary and Chief Policy and Risk Officer

Forward Looking Statements and Other Statements Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC and other subsequent SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin. A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non-GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. A reconciliation of GAAP to non-GAAP financial measures is included in the appendix of this presentation. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue-producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. Adjusted Gross Margin should not be considered an alternative to Gross Margin under US GAAP which is defined as the excess of sales over cost of goods sold. The Company believes that Adjusted Gross Margin, although a non-GAAP measure, is useful and meaningful to investors as a basis for making investment decisions. It provides investors with information that demonstrates the profitability achieved by the Company under the Company's allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses Adjusted Gross Margin as one of the financial measures in assessing a business unit’s performance. Other companies may calculate Adjusted Gross Margin in a different manner.

Financial Highlights Increased Diluted EPS by $0.13 or 3.8% year-to-date over the same period in 2021 Third quarter diluted EPS of $0.54, impacted by absence of one-time, non-recurring items in Q3 2021 and increased interest expense due to higher interest rates in 2022. Generated $6.9 million in adjusted gross margin growth for the third quarter, driven largely by propane acquisitions, natural gas transmission expansions and organic growth Recorded one month of interim rates associated with Florida natural gas base rate case proceedings Reaffirmed long-term EPS guidance and both long-term and 2022 capital expenditure expectations Continued above national average customer growth across natural gas distribution service territories Secured $80 million in long-term debt to further strengthen balance sheet and provide capacity for future growth investments.

Planet Found Energy Development Acquisition Details Located in Somerset County, Maryland Foundational acquisition for poultry-based waste-to-energy platform Farm scale Anaerobic Digestion and Nutrient Recovery (ADNR) facility producing biogas for electric generation and can be upgraded for renewable natural gas production ADNR process and ammonia recovery technology patents included in transaction Output of process includes high quality organic soil conditioners

Planet Found Energy Development Acquisition Strategy Secures in-house knowledge, expertise and technology to scale poultry-based waste-to-energy projects Allows Chesapeake Utilities to be less dependent on project developers Provides an outlet to trial and produce real data for analysis of biogas production and greenhouse gas reduction Enhances relationship with critical stakeholders in agricultural community across the Delmarva peninsula Ability to provide environmental benefits to agricultural community

Growth Platform Focus

Organic Growth:	• 5.8% residential customer growth on Delmarva • 4.4% residential customer growth in Florida • Continued propane CGS conversions to natural gas
Gas Transmission:	• Continuing with Beachside, Winter Haven and Southern expansion projects • Margin from Escambia Meter Station acquisition • St. Cloud / Twin Lakes Project petition filed
Propane Distribution:	• Expanded AutoGas into Carolinas, with a fueling station located in Dunn, North Carolina • Secured 90,000 gallons of renewable propane to lower emissions in our own fleet
Marlin Gas Services:	• $0.9M and $1.5M of increased demand for CNG services in the third quarter and year-to-date, respectively
Sustainable Investments:	• Completed RNG acquisition of Planet Found • Completed turbine replacement in Eight Flags CHP, which allows for higher concentrated hydrogen blends • Pursuing several RNG investments along the East Coast

7

CHESAPEAKE UTILITIES CORPORATION

Year-to-Date 2022 Financial Performance Solid Growth Despite Inflationary Pressures $6.6M Pipeline Expansion and Natural Gas Organic Growth $7.4M Contributions from Acquisitions $2.0M Higher Fees and Propane Margins per Gallon $2.1M Increased Demand for CNG, RNG and LNG services $1.3M Higher Performance from Aspire $4.1M Regulated Infrastructure Programs and Recovery Mechanisms Key Drivers of Year-to-Date Earnings Performance +3.8%

Third Quarter and Year-to-Date 2022 Financial Summary Solid incremental adjusted gross margin growth in the quarter and year-to-date. Increased interest expense impacting earnings growth. 1 See appendix for non-GAAP to GAAP reconciliation of adjusted gross margin Consolidated Third Quarter Change Year to Date Change (in thousands except per share data) 2022 2021 $ % 2022 2021 $ % Total Adjusted Gross Margin1 $86,848 $79,969 $6,879 8.6% $,304,901 $,281,239 $23,662 8.4% Operating Income $18,648 $20,113 $-1,465 -7.3% $99,981 $94,288 $5,693 6.4% Other Income, Net 957 327 630 1.926605504587156 4,454 2,155 2,299 1.0668213457076565 Interest Charges 6,240 4,975 1,265 0.2542713567839196 17,404 15,134 2,270 0.14999339236156997 Pre-tax Income 13,365 15,465 -2,100 -0.13579049466537343 87,031 81,309 5,722 7.4% Income Taxes 3,703 2,990 713 0.23846153846153847 23,385 20,555 2,830 0.13767939674045243 Net Income $9,662 $12,475 $-2,813 -0.22549098196392786 $63,646 $60,754 $2,892 4.8% Diluted EPS $0.54 $0.71 $-0.16999999999999993 -0.23943661971830976 $3.58 $3.45 $0.12999999999999989 3.8%

Key Drivers of Our Performance Quarter Ended September 30, 2022 Q3 2021 Diluted Earnings Per Share $0.71 A Absence of Regulatory deferral of COVID-19 expenses in per PSC’s orders -$0.08 B Absence of favorable income tax impact associated with the CARES Act -$0.05 C Interest income from Federal Income Tax refund $0.03 D Contributions from recent acquisitions $0.06 E Core business growth $0.22 F Operating expenses tied to recent acquisitions -$0.10 G Operating expenses tied to core business growth -$0.08 H Depreciation, amortization and property tax costs due to new capital investments -$0.07 I Interest and other expenses -$0.09 J Change in shares outstanding due to 2021 and 2022 equity offerings -$0.01 Q3 2022 Diluted Earnings Per Share $0.54 $0.10 net impact from one-time, non-recurring items

Key Drivers of Our Performance Year-to-date Ended September 30, 2022 YTD 2021 Diluted Earnings Per Share $3.45 A Absence of Regulatory deferral of COVID-19 expenses in per PSC’s orders -$0.10 B Absence of favorable income tax impact associated with the CARES Act -$0.05 C Interest income from Federal Income Tax refund $0.03 D Gain from sale of assets $0.08 E Contributions from recent acquisitions $0.31 F Core business growth $0.69 G Operating expenses tied to recent acquisitions -$0.29 H Operating expenses tied to core business growth -$0.13 I Depreciation, amortization and property tax costs due to new capital investments -$0.21 J Interest and other expenses -$0.16 K Change in shares outstanding due to 2021 and 2022 equity offerings -$0.04 YTD 2022 Diluted Earnings Per Share $3.58 $0.04 net impact from one-time, non-recurring items

Operating income up 6.8% driven by: Pipeline expansions by Eastern Shore Natural Gas, Peninsula Pipeline and Aspire Energy Express Organic growth in natural gas distribution operations, including conversions Incremental contributions from regulated infrastructure programs Increased customer consumption Interim rates associated with Florida natural gas base rate proceeding Contributions from the Escambia Meter Station acquisition Regulated Energy Segment Financial Summary Chesapeake Utilities’ Regulated Energy Segment Drives Sustained Growth Year-to-Date 2022 Highlights 1 See appendix for non-GAAP to GAAP reconciliation of adjusted gross margin Regulated Energy Segment Third Quarter Change Year to Date Change (in thousands except per share data) 2022 2021 $ % 2022 2021 $ % Adjusted Gross Margin1 $69,732 $65,102 $4,630 7.1% $,222,800 $,209,718 $13,082 6.2% Dep., amort. & property taxes $18,594 $17,215 $1,379 8.1% $55,225 $50,794 $4,431 8.7% Other operating expenses 27,475 24,517 2,958 0.12065097687319003 83,373 80,089 3,284 4.1% Operating income $23,663 $23,370 $293 1.3% $84,202 $78,835 $5,367 6.8%

Operating income down slightly, margin growth driven by: Contributions from the acquisitions of Diversified Energy and Davenport Energy’s Siler City propane division Propane margins and higher service fees Increased demand for CNG, RNG and LNG services Increased demand on Aspire Energy system Unregulated Energy Segment Financial Summary Strong Unregulated Margin Growth Overshadowed by Fixed Operating Costs Year-to-date 2022 Highlights 1 See appendix for non-GAAP to GAAP reconciliation of adjusted gross margin Unregulated Energy Segment Third Quarter Change Year to Date Change (in thousands except per share data) 2022 2021 $ % 2022 2021 $ % Adjusted Gross Margin1 $17,146 $14,897 $2,249 0.15096999395851513 $82,193 $71,625 $10,568 0.14754624781849912 Dep., amort. & property taxes $4,071 $3,491 $580 0.16614150673159553 $12,025 $10,271 $1,754 0.17077207672086456 Other operating expenses 18,131 14,358 3,773 0.26278033152249619 54,611 45,730 8,881 0.19420511699103432 Operating income / (loss) $-5,056 $-2,952 $-2,104 NMF $15,557 $15,624 $-67 -0.4%

Capital Structure Overview Strong Balance Sheet to Support Growth Short-Term Debt $400M facility $200M: LIBOR + 0.70% $200M: LIBOR + 0.95% Amended facilities to be based off of SOFR Eliminated investment thresholds Added green sublimit pricing to $200M short-term facility (already included in long-term facility) Entered into interest rate swap on $50M for 3 years at 3.98% Long-Term Debt Avg. Interest Rate: 3.38% $50M: 2.95% issued in March 2022 $80M: 5.43% committed for issuance in March 2023 Stockholders’ Equity increased $40.3 million since the end of 2021 primarily driven by: Strong Net Income performance of $63.6 million Dividend Reinvestment and Stock Compensation Plans increases of $7.1 million Continued Dividend payments of $27.8 million Other Comprehensive loss was $2.7 million 44834 44561 Stockholders‘ equity $,814,438 $,774,130 Long-term debt, net of current maturities ,583,833 ,549,903 Total permanent capitalization $1,398,271 $1,324,033 Current portion of long-term debt 21,478 17,962 Short-term debt ,167,332 ,221,634 Total capitalization and short-term financing $1,587,081 $1,563,629 Equity to Permanent Capital 0.58246076761943855 0.58467575959209472 Equity to Total Capitalization 0.51316725485340697 0.49508547104204387 New Long-Term Debt Issuance $50,000 $59,590 Net New Equity Issuance $7,143 $22,774

Major Projects and Initiatives Key Projects Driving Adjusted Gross Margin 1 Includes adjusted gross margin generated from interim services 2 Includes adjusted gross margin from natural gas distribution services. Adjusted Gross Margin Three Months Ended Six Months Ended Year Ended Estimate for Project/Initiative September 30, September 30, December 31, Fiscal in thousands 2022 2021 2022 2021 2021 2022 2023 Pipeline Expansions: Western Palm Beach County, Florida Expansion1 $1,307 $1,175 $3,922 $3,515 $4,729 $5,227 $5,227 Del-Mar Energy Pathway1,2 1729 1049 5179 2854 4584 6980 6980 Guernsey Power Station 373 47 1004 141 187 1380 1486 Southern Expansion — — — — — — 586 Winter Haven Expansion 64 — 125 — — 260 576 Beachside Pipeline Extension — — — — — — 1825 North Ocean City Connector — — — — — — 400 St. Cloud / Twin Lakes Expansion — — — — — — 414 Total Pipeline Expansions 3473 2271 10230 6510 9500 13847 17494 CNG/RNG/LNG Transportation and Infrastructure 2813 1598 7473 5383 7566 9500 10500 Acquisitions: Propane Acquisitions 1562 — 7028 — 603 11300 12000 Escambia Meter Station 250 250 749 333 583 1000 1000 Total Acquisitions 1812 250 7777 333 1186 12300 13000 Regulatory Initiatives: Florida GRIP 5022 4306 14824 12543 16995 19858 20154 Capital Cost Surcharge Programs 489 433 1503 690 1199 2018 1936 Elkton Gas STRIDE Plan 62 — 202 — 26 241 354 Florida Rate Case Proceeding 521 — 521 — — TBD TBD Total Regulatory Initiatives 6094 4739 17050 13233 18220 22117 22444 Total $14,192 $8,858 $42,530 $25,459 $36,472 $57,764 $63,438 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Total 0 0 0 0 0 0 0 Year-Over-Year Change $21,292 $5,674

Key Expansion Projects Pipeline Growth Contribution Project Capital Investment Fully In Service Annual Adjusted Gross Margin Estimate Del-Mar Energy Pathway* $60.1 million Q4 2021 $7.0 million West Palm Beach County* $28.9 million Q4 2021 $5.2 million Guernsey Power Station $6.5 million Q4 2021 $1.5 million Winter Haven Expansion $3.5 million Q3 2022 $0.6 million North Ocean City Connector $6.3 million Q4 2022 $0.4 million St. Cloud / Twin Lakes Expansion $3.5 million Q2 2023 $0.6 million Beachside Pipeline Extension $16.7 million Q2 2023 $2.5 million Southern Expansion $14.0 million Q4 2023 $2.3 million Total investments of $139.5 million generate incremental adjusted gross margin of $20.1 million once fully in service in 2024 * Includes initial distribution capital investment and margin.

Regulatory Initiatives Florida GRIP Natural gas pipe replacement program approved by the Florida PSC. Since inception in August 2012, invested $201.4 million of capital expenditures to replace 351 miles of qualifying distribution mains, including $11.9 million through the first nine months of 2022. Annual adjusted gross margin of $19.9 million in 2022 and $20.2 million in 2023. Florida Natural Gas Base Rate Proceeding Florida natural gas distribution businesses jointly filed a consolidated natural gas base rate proceeding on May 24, 2022 The Company is seeking approval for approximately $24.1 million in permanent relief $7.7 million (annualized) in interim rates have been approved for meter readings in September 2022* Hearings completed in late October and the outcome of the application is subject to review and approval by the Florida PSC. Storm Protection Plan In 2020, the Florida PSC implemented rules that allow electric utilities to recover costs associated with the investments that protect a system in the event of a storm and prevent loss of service. Plan updates are required every 3 years. FPU’s electric utility filed its Storm Protection Plan in April 2022, with hearings scheduled for August 2022 FPU also filed its Storm Protection Plan Cost Recovery mechanism in May 2022, with hearings scheduled for November 2022 * Interim rates are subject to refund pending the final outcome of the Florida rate case proceeding.

Regulatory Initiatives (continued) Eastern Shore Capital Cost Surcharge Programs Eastern Shore recovery mechanism for capital costs associated with mandated highway and railroad relocation projects, along with PHMSA required safety upgrades that required the replacement of existing Eastern Shore facilities. Expect the program will generate adjusted gross margin of approximately $2.0 million in 2022 and 2023. Elkton Gas STRIDE Plan Settlement reached with the Maryland PSC Staff and the Maryland Office of the Peoples Counsel. Aldyl-A pipeline replacement program which enables recovery of the capital investment in the form of a fixed charge rider through a proposed 5-year surcharge. Went into service in September 2021 and is expected to generate $0.2 million of adjusted gross margin in 2022 and $0.4 million annually thereafter.

Corporate Culture Internal Employee Resource Groups Recent Awards and Recognitions Named Top Work Place in US for 2022, Top Work Place in Delaware for 10 Years in a Row Aspire Energy and Eastern Shore Natural Gas recognized by AGA as top safety performers Best Corporate Governance in the U.S. for 2022 World News Media Ltd.’s World Finance Magazine Chesapeake Utilities named 2022 Best Company with Over 50 People. Sharp Energy named 2021 Best Propane Company. Marlin Compression received a CNG Implementation Energy Matters Award

Hurricane Ian Thank You to all of Chesapeake Utilities’ Employees Who Supported the Preparation and Response to Hurricane Ian

Guidance Update Strategic capital investments continue to drive earnings growth. 9-Year CAGR EPS Growth 9.1% to 9.5% Diluted Earnings Per Share from Continuing Operations Guidance through 2025 CPK Guidance – High Range CPK Guidance – Low Range $750 million to $1.0 billion $140 million to $175 million Capital Expenditures Guidance through 2025 and for 2022 $228 million in 2021

Investment Proposition Committed to Superior Performance 1 Year 3 Year 5 Year 10 Year 20 Year -2% 11% 11% 17% 16% Average Annualized Shareholder Return For Periods Ending September 30, 2022 We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. Capitalizing on new organic growth and continuing our Business Transformation initiatives Investing in pipeline systems that provide natural gas service to downstream customers Identifying propane opportunities to access new markets with significant growth potential Pursuing virtual pipeline opportunities utilizing Marlin’s capabilities (CNG, LNG, RNG, etc.) Expanding our RNG footprint by using our energy delivery solutions and expertise throughout our service areas Investing in our diverse talented team Engaging with communities where we work and live Driving brand excellence through safety awards, top workplace, employee engagement and community service Financial Objectives in Support of Increased Shareholder Value: Investing $750 million to $1 billion through 2025 Targeting 2025 EPS $6.05 to $6.25 Seeking 11.0% or higher consolidated return on equity Pursuing dividend growth supported by earnings growth Maintaining a strong balance sheet Strong Foundation for Sustainable Growth Track Record Energized Team Financial Discipline Platforms for Growth

Appendix

GAAP to Non-GAAP Reconciliation Consolidated Results 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2021 for additional details. Consolidated Results Third Quarter Change Year-to-Date Change (in thousands except per share data) 2022 2021 $ % 2022 2021 $ % Operating Revenues $,131,053 $,107,335 $23,718 0.22097172404155216 $,493,403 $,409,604 $83,799 0.20458540443940978 Cost of Sales: Natural gas, propane and electric costs ,-44,205 ,-27,366 $,-16,839 0.61532558649418989 -,188,502 -,128,365 $,-60,137 0.4684843999532583 Depreciation & amortization ,-17,339 ,-15,798 $-1,541 9.8% ,-51,532 ,-46,460 $-5,072 0.10916917778734395 Operations & maintenance expense1 ,-16,513 ,-13,617 $-2,896 0.21267533230520672 ,-47,700 ,-42,034 $-5,666 0.13479564162344768 Gross Margin (GAAP) 52,996 50,554 $2,442 4.8% ,205,669 ,192,745 $12,924 6.7% Operations & maintenance expense1 16,513 13,617 2,896 0.21267533230520672 47,700 42,034 5,666 0.13479564162344768 Depreciation & amortization 17,339 15,798 1,541 9.8% 51,532 46,460 5,072 0.10916917778734395 Adjusted Gross Margin (non-GAAP) $86,848 $79,969 $6,879 8.6% $,304,901 $,281,239 $23,662 8.4%

GAAP to Non-GAAP Reconciliation Regulated Energy Segment 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2021 for additional details. Regulated Energy Segment Third Quarter Change Year-to-Date Change (in thousands except per share data) 2022 2021 $ % 2022 2021 $ % Operating Revenues $90,980 $80,396 $10,584 0.13164834071346834 $,311,064 $,282,503 $28,561 0.10109981132943721 Cost of Sales: Natural gas and electric costs ,-21,248 ,-15,294 $-5,954 0.38930299463842027 ,-88,264 ,-72,785 $,-15,479 0.2126674452153603 Depreciation & amortization ,-13,271 ,-12,296 $-,975 7.9% ,-39,496 ,-36,156 $-3,340 9.2% Operations & maintenance expense1 -9,211 -8,124 $-1,087 0.13380108321024126 ,-25,694 ,-24,708 $-,986 3.9906103286384977 Gross Margin (GAAP) 47,250 44,682 $2,568 5.7% ,157,610 ,148,854 $8,756 5.9% Operations & maintenance expense1 9,211 8,124 1,087 0.13380108321024126 25,694 24,708 986 3.9906103286384977 Depreciation & amortization 13,271 12,296 975 7.9% 39,496 36,156 3,340 9.2% Adjusted Gross Margin (non-GAAP) $69,732 $65,102 $4,630 7.1% $,222,800 $,209,718 $13,082 6.2%

GAAP to Non-GAAP Reconciliation Unregulated Energy Segment 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2021 for additional details. Unregulated Energy Segment Third Quarter Change Year-to-Date Change (in thousands except per share data) 2022 2021 $ % 2022 2021 $ % Operating Revenues $47,914 $32,110 $15,804 0.49218312052320151 $,202,669 $,141,642 $61,027 0.43085384278674405 Cost of Sales: Natural gas and propane ,-30,768 ,-17,213 $,-13,555 0.7874862022889676 -,120,476 ,-70,017 $,-50,459 0.72066783781081734 Depreciation & amortization -4,071 -3,491 $-,580 0.16614150673159553 ,-12,025 ,-10,271 $-1,754 0.17077207672086456 Operations & maintenance expense1 -7,673 -5,733 $-1,940 0.33839176696319556 ,-21,428 ,-17,851 $-3,577 0.20038093104027785 Gross Margin (GAAP) 5,402 5,673 $-,271 -4.8% 48,740 43,503 $5,237 0.12038250235615934 Operations & maintenance expense1 7,673 5,733 1,940 0.33839176696319556 21,428 17,851 3,577 0.20038093104027785 Depreciation & amortization 4,071 3,491 580 0.16614150673159553 12,025 10,271 1,754 0.17077207672086456 Adjusted Gross Margin (non-GAAP) $17,146 $14,897 $2,249 0.15096999395851513 $82,193 $71,625 $10,568 0.14754624781849912

Capital Investment Has Driven Our Earnings Growth Last 10 Years: $1.75 Billion Since FPU Acquisition: $1.99 Billion Amounts in chart reflected in millions. Historical Capital Expenditures and Acquisitions

Consistently exceeding peer median and 75th percentile Solid Track Record of Return on Equity 17 years with 11%+ Return on Equity * 10-Year Peer 75th Percentile – 9.9% * 10-Year Peer Median – 8.6%

Mission, Vision and Values OUR Mission We will be a leader in delivering energy that contributes to a sustainable future. OUR Vision We deliver energy that makes life better for the people and communities we serve. OUR Values Care We put people first. Keep them safe. Build trusting relationships. Foster a culture of equity, diversity and inclusion. Make a meaningful difference everywhere we live and work. Integrity We tell the truth. Ensure moral and ethical principles drive our decision-making. Do the right thing even when no one is watching. Excellence We achieve great things together. Hold each other accountable to do the work that makes us better, every day. Never give up.